UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2017

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2016, the Federal Home Loan Bank of Topeka (FHLBank) disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) that David S. Fisher ceased to perform the duties of Chief Operating Officer of FHLBank effective November 23, 2016.

On January 5, 2017, FHLBank received non-objection from the Federal Housing Finance Agency regarding a Severance Agreement and General Release (Severance Agreement) entered into between FHLBank and Mr. Fisher on December 29, 2016. Pursuant to FHLBank’s current compensation and benefit arrangements and the Severance Agreement entered into between FHLBank and Mr. Fisher, Mr. Fisher will receive salary equal to his base salary as of the date of his termination and benefit continuation for a period of nine months. In addition, Mr. Fisher will receive awards of incentive compensation under FHLBank’s Executive Incentive Compensation Plan (EICP). Specifically, Mr. Fisher will receive a Cash Incentive for the Base Performance Period ending December 31, 2016, and Deferred Incentives for all outstanding Deferral Performance Periods, contingent on FHLBank’s achievement of certain goals during each of those Deferral Performance Periods. Payment of the Cash Incentive and Deferred Incentives is subject to the terms, conditions and achievement levels under the EICP and the associated targets documents. FHLBank’s level of achievement for the performance goals under the EICP have not yet been calculated.

The Severance Agreement includes various other provisions contained in an agreement of its nature, including restrictive covenants and certain legal releases of FHLBank by Mr. Fisher.

The foregoing summary of the Severance Agreement is qualified in its entirety by reference to the Severance Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1. Severance Agreement and General Release, entered into on December 29, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

January 11, 2017	By:	Patrick C. Doran

Name: Patrick C. Doran
Title: EVP, Chief Compliance Officer and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Severance Agreement and General Release, entered into on December 29, 2016.